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                                                              L&B 14003 (R 9/97)

                              [LATTER & BLUM LOGO]

                        NET LEASE OF INDUSTRIAL PROPERTY


                             COMMERCIAL SALE GROUP

           CORPORATE HEADQUARTERS: 800 Common Street, Suite 1000,
               New Orleans, Louisiana 70112-2338 (504)525-1311
      Retail/Industrial/Residential/Office Leasing/Property Management/
       Robert W. Merrick Appraisal Counselling/Third Party/Relocation

                                    PARTIES

1. Delta Terminal Incorporated (hereinafter referred to, Whether one or more, as "Lessor") hereby leases to Red Fox Companies of New Iberia, Inc., a division of Transcoastal Marine Services, Inc. (hereinafter referred to, whether one or more, as "Lessee"), the following described property (include street address, description and current zoning):

                                LEASED Premises

Lot 13B-1. Third Municipal District Area II, New Orleans East Industrial Subdivision. New Orleans, LA. (See legal description attached.) Approximately
29.311 acres less portion of and, approximately 2,500 plus/minus square feet leased to Sprint Spectrum L.P. dated December 7, 1996. Lessee shall allow Sprint Spectrum L.P. access for maintenance and repair of communication tower, as needed. Property is zoned "H-I" - Heavy Industrial.

                              IN SOLIDO LIABILITY

2. If there is more than one signatory to this lease as Lessee, each such party shall be liable in solido for all obligations of Lessee hereunder.

                                      TERM

3. This lease is for a term of five (5) years, commencing on January 15, 1998 and ending at midnight, January 14, 2003.

                                USE OF PREMISES

4. The leased Premises shall be used only for the following purposes: industrial fabrication, business of Lessee

                                    PERMITS

5. If Lessee shall notify Lessor within 30 days after the execution by all parties of this lease, that Lessee has not obtained the governmental permit(s) required to utilize the leased premises for the above stated use, then this lease shall then be rendered null and void and in such case Lessor shall immediately return Lessee's security deposit and/or any advanced rentals as referenced herein. Lessee shall be required to apply for the proper permits within five (5) working days of the execution of this lease by all parties.

                                SECURITY DEPOSIT

6. Lessee has deposited with Lessor, a security deposit in the amount of $3.000.00 which is hereby pledged and in which a security interest is hereby granted to secure the faithful performance of all obligations of Lessee under this lease. Said deposit shall be non-interest bearing and shall not be considered rent under this lease. Said deposit shall not be released until this lease has terminated and it has been determined by Lessor that Lessee has compiled with all of Lessee's obligations under this lease. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this lease, lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any rent or other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby.

                          RENTAL AND PLACE OF PAYMENT

7. The rental under this lease shall be Three Thousand and No/100ths ($3,000.00) Dollars per month (base rent) plus 1/12 per month of real-estate tax bill #3-9W-9-9645-19 current year 1998 is $584.72 per month, payable in advance. Rent for the first full calendar month of the term of this lease, shall be payable upon execution of this


                                   Net Lease of Commercial Property Page 1 of 9
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lease by all parties, and rent for subsequent months shall be payable on the fifteenth day of February, 1998, and on the fifteenth day of each calendar month thereafter. All payments of rent shall be made to:

Delta Terminal Incorporated, c/o Charles Augustine
--------------------------------------------------------------------------------
Name

P. O. Box 30492, New Orleans, LA 70190                                     , but
--------------------------------------------------------------------------------
Address

Lessor may from time to time designate other persons for payment of rent by notice to Lessee and LATTER & BLUM, INC.

                                EARLY OCCUPANCY

8. If Lessee occupies the property prior to the commencement date, Lessee's occupancy of the property shall be subject to all of the provisions of this lease. Early occupancy of the property shall not advance the expiration date of this lease. Lessee shall pay rent and all other charges specified in this lease for the early occupancy period.

                               DELAYED POSSESSION

9. Should Lessor be delayed in delivering possession of the leased premises to Lessee on the commencement date of this lease, because of any delay of existing occupants to vacate or because of the construction of improvements or the making of repairs required by this lease to be made by Lessor not having been completed, or because of any other reason not due to the design of Lessor, this lease shall not be affected thereby and Lessee shall not be entitled to any damages for such delay, except that Lessee shall be allowed a remission of rent for the period prior to delivery of possession, in which case the termination date of this lease shall remain unchanged.

                                UTILITY CHARGES

10. Leases shall pay all connection charges for and shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the property or consumed on the premises. However, if any services or utilities are jointly metered with other tenants, Lessor shall make reasonable determination of Lessee's proportionate share of the cost of such utilities and services and Lessee shall pay such share. Lessee shall pay all costs for utilities used for air conditioning and heating, water sprinkler service charges, and all hookups, meter installation costs, connections and necessary deposits.

                                     TAXES

11. As part of the consideration for this lease, Lessee shall, before they become delinquent pay all lawful taxes, assessments, forced contributions and other governmental charges in the nature thereof, general and special, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed, or imposed upon the leased premises, but not further or otherwise and not upon the income or rental thereof; provided that such taxes, assessments and other governmental charges for the first and last years of the term of this lease shall be prorated between Lessor and Lessee as of the dates of the beginning and ending of this lease. Lessee shall deliver to Lessor officially issued receipts evidencing the payment of such taxes, assessments and other governmental charges. At Lessor's option, Lessor may pay for all such charges pursuant to this paragraph and then bill Lessee, as additional rent immediately due and payable, for said amounts so paid by Lessor.

Lessee may attempt to have the assessed valuation of the property reduced or may initiate proceedings to contest the real property taxes. If required by law, Lessor shall join in the proceedings brought by Lessee. However, Lessee shall pay all costs of the proceedings, including any costs or fees incurred by Lessor. Upon the final determination of any proceeding or contest, Lessee shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. In no event shall Lessee permit taxes to become delinquent.

         Joint Assessment: If the premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         In the event there are taxes assessed on the portion of the property leased to Sprint Spectrum, L.P. by the Lessor, that portion of tax will be prorated and excluded from tax charges to the Lessee.





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                       ALTERATIONS OR ADDITIONS BY LESSEE

12. Lessee shall be allowed to make any alterations, additions, and/or improvements in accordance with the Permit Status Letter of Barnes Engineering Company and those alterations, additions and/or improvements necessary for Lessee's intended business use without prior written consent of Lessor. Lessee shall not be obligated at termination of Lease period to remove any or all such alterations, additions or improvements made under this Section.

       OTHER ALTERATIONS & ADDITIONS BY Lessee FOR INTENDED BUSINESS USE

13. Lessee shall not make any alterations or additions to the Leased Premises, other then that set forth in Section 12 above, without obtaining Lessor's prior written consent, which consent shall not be unreasonably withheld, but any and all alterations, additions or other improvements made by Lessee, with or without the consent of Lessor, regardless of how attached (except movable trade fixtures and equipment), shall become the property of Lessor upon termination of this lease, without compensation to Lessee, provided Lessor shall have the right to require that Lessee, prior to termination of this lease remove any or all such alterations, additions or improvements, other than those made in accordance with Section 12 above, and restore the leased premises to their condition at the time of the commencement of this lease, subject to Section 12 above.

         Any such alterations, additions or any other improvements or repairs shall be made at Lessee's cost and Lessee warrants that such work shall done in a workmanlike manner. Lessee shall provide (a) liability insurance insuring Lessee and Lessor against liability which may arise on account of any such work on an occurrence basis with the minimum limits herein set forth in Paragraph 17 and, (b) workmen's compensation insurance covering all persons employed, directly or indirectly, in connection with any work performed, and covering all employees and agents of Lessee with respect to whom death or bodily injury claims could be asserted against Lessor Lessee, except where Lessor has undertaken to perform a portion of or all of work to be performed under a separate Contracting Agreement. In such case, covenants contained in validly executed Contracting Agreement shall prevail.

                  RESPONSIBILITY FOR DAMAGES, INJURIES, LOSSES

14. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or for any loss of Lessee's Income or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers or any other person in or about the premises.

                                   INSURANCE

15. At all times during the term of this lease and as part of the consideration of this lease, Lessee shall provide and maintain, at Lessee's expense, the following insurance in favor of Lessor as the insured:

         (a) General Public Liability Insurance, in an amount of a combined single limit, applicable to bodily injury and property damage of $1,000,000 per occurrence in or on the leased premises.

                 In the event any of said insurance coverage is subject to a deductible clause, Lessee agrees to bear the full cost of any such amounts deducted.

                 All of the foregoing insurance shall be carried with responsible insurance companies authorized to transact business in the State of Louisiana. Lessee shall deliver to Lessor the original policies, evidencing such insurance, provided that if the leased premises are mortgaged during the period of this lease, such original policies shall be delivered to the mortgagee, if requested by the mortgagee, and losses under such policies shall be made payable to the mortgagee, if required by the mortgage.

                                MUTUAL INDEMNIFY

16. Lessee shall indemnify and hold harmless Lessor from and against all claims arising from Lessee's use of the premises, or from the conduct of Lessee's business, or from any activity, work or things done, permitted or suffered by Lessee in or about the premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees and from and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or incurred in the defense of any such claim, Lessee upon notice from Lessor, shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause except as set forth below or arising from or in connection with any activity of or relating to the entry upon or use of the property by Sprint Spectrum, L.C., its agents, employees, invitees, assigns, or contractors.

         Lessor shall indemnify and hold harmless Lessee from and against all claims arising from Lessor's use of the premises, or from the conduct of Lessor's business, or from any activity, work or things done, permitted or suffered by Lessor in or about the premises or elsewhere and shall further indemnity and hold harmless Lessee from and against any and all claims arising from breach or default in the performance of any obligation on Lessor's part to be


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performed under the terms of this lease, or arising from any negligence of the
Lessor, or any of Lessor's agents, contractors, or employees and from and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or incurred in the defense of any such claim, Lessor upon notice from Lessee, shall defend the same at Lessor's expense by counsel satisfactory to Lessee.

                             WAIVER OF SUBROGATION

17. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against, which perils occur in, or about the premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to their insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this lease.

                                SIGNS BY LESSEE

18. Lessee shall have the right to erect and maintain signs advertising Lessee's business on the interior and exterior of the leased premises, provided that such signs shall be erected and maintained in accordance with the rules and regulations of the properly constituted authorities. Lessee shall remove all such signs at the expiration of this lease and shall repair any damages to the leased Premises caused by the erection, maintenance or removal thereof.

                FOR SALE AND RENT SIGNS; INSPECTION BY PROSPECTS

19. Lessor shall have the right to place the usual "For Sale" and "By Auction" signs on the leased premises no sooner than 30 months prior to expiration of this first five (5) year lease, and the usual "For Lease" signs on the leased Premises during the last ninety (90) days of the term of the lease.

                            RIGHT OF ENTRY BY LESSOR

20. Lessor or Lessor's duly appointed agent(s) shall have the right to enter the leased premises at all reasonable times for the purpose of inspecting the same provided the inspection does not interrupt the business of the Lessee.

                            SURRENDER OF POSSESSION

21. Upon expiration or termination of this lease, Lessee shall surrender possession of the leased premises immediately to Lessor. Any holding over by Lessee shall not operate, except by written agreement, to extend or renew this lease, but in such case, Lessor may terminate Lessee's occupancy at once or may consider such occupancy to be from month to month; and Lessee, in the event of such holding over without Lessor's consent, shall pay triple the rent stipulated in this lease, together with such loss or damage as may be caused Lessor by such holding over.

                                 MANNER OF USE

22. Lessee shall not cause or permit the property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, or which, annoys or interferes with the rights of other tenants, if any, of the development of which the property is part, or which constitutes a nuisance or waste. Lessee shall obtain and pay for all permits, including a Certificate of Occupancy, required for Lessee's occupancy of the property and shall promptly take all substantial and non-substantial actions, necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Lessee of the property, including the Occupational Safety and Health Act. No auction sales or other sales not in the ordinary course of Lessee's business shall be conducted on the leased Premises, without the prior written consent of Lessor.

                                    DEFAULT

23. If Lessee falls to pay any installment of rent due under this lease, or fails to comply with any other provision of this lease within ten (10) days after notice by Lessor to Lessee demanding same, provided that said notice need not be given with regard to nonpayment of rent after such notice has been given twice during the period of this lease, or if Lessee abandons the leased premises or discontinues the use of the leased premises for the purpose for which leased, or removes from the leased premises any property against which Lessor is entitled to a lessor's lien, or makes an assignment for the benefit or creditors or is adjudged a bankrupt in an involuntary bankrupt proceeding, or files any type of proceeding, or applies for any relief under the laws of the United States relating to bankruptcy, or State laws relating to insolvency or if a receiver or other custodian is appointed for Lessee for any of Lessee's property by any court, then in any of such events, Lessor, shall have the right, at Lessor's option, without putting Lessee in default and without notice to vacate, notice of default, (1) to cancel this lease effective immediately or effective as of any date Lessor may select, or (2) to proceed one or more times for past due installments of rent only, without prejudicing the right to proceed later for additional installments or exercise any other remedy, or (3) to declare the unpaid rent for the entire unexpired term of this lease immediately due and payable and at once demand and receive payment hereof, or
(4) to have recourse to any other remedy or mode of redress to which Lessor may be entitled by law. In the event Lessor exercises the right to cancel this lease, then (a) Lessor shall have the right,





                                   Net Lease of Commercial Property Page 4 of 9

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as soon as said cancellation is effective, to re-enter the leased premises and to re-let the same for such price and on such terms as may be immediately available, without notice or court proceedings, Lessee hereby assenting thereto and expressly waiving any notice to vacate, and (b) Lessee shall be and remain liable not only for rent payable to the date such cancellation becomes effective, but also for all damage or loss suffered by Lessor for the remaining term of this lease resulting from such cancellation. Failure of Lessor to exercise any right granted in this paragraph shall not be construed as a waiver of the right and no indulgence by Lessor shall be construed as a waiver of any right herein granted.

                                    NOTICES

24. Any notice or other communication required or permitted to be given under this lease by Lessee to Lessor shall be in writing and shall be delivered in person or sent by United States Certified or Registered Mail, postage prepaid, return receipt requested, and addressed to Lessor at the place where rent is required to be paid hereunder. Any notice or other communication required or permitted to be given under this lease by Lessor to Lessee shall be in writing and shall be delivered in person or sent by United States Certified or Registered Mail, postage prepaid, return receipt requested, addressed to Lessee at the leased premises. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be. Either party may designate a substitute address by written notice to the other party and to Latter & Blum, Inc. in the manner herein provided.

                               PARTIAL INVALIDITY

25. If any provision of the lease or application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this lease or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

                            SUBLEASING OR ASSIGNMENT

26. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this lease or in the premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breach of this lease.

         Any such sublease shall contain all the provisions of this lease to the extent applicable and provided further Lessee shall not be relieved by any such subleasing or assignment of Lessee's obligation to pay rent herein stipulated or any other obligations of Lessee under this lease. Any such subleasing or assignment shall be handled by Latter & Blum, Inc. and Lessee shall pay to Latter & Blum, Inc. for such handling, a commission as set forth in paragraph 27, subparagraph 1 substituting Sublessor for Lessor, Sublessee for Lessee and Sublease for Lease.

         Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignments or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this lease or amendments or modifications to this lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this lease.

                                   COMMISSION

27. In consideration for its service put forth in negotiating this lease, furnishing representation and/or bringing Lessor and lessee together, Lessor acknowledges that Latter & Blum, Inc. has earned a commission for said services, which commission is earned upon the execution of this lease and is to be paid by Lessor in accordance with subparagraph 1 below. Lessor further agrees to pay the same percentage commission, payable in like manner under any and all renewals, extensions, expansions or new leases made with the herein stated Lessee or any sublessee, nominee or assignee thereof; provided that if this lease is canceled or terminated by mutual agreement of Lessor and Lessee without the written consent of Latter & Blum, Inc., and the commission on rents payable during the unexpired term thereof has not been paid in full, Lessor shall immediately upon such cancellation or termination pay to Latter & Blum, Inc. a commission of 6% of such rents.

         1. A cash commission of 6% of the scheduled gross rentals under this lease, to be paid annually in advance.

                 Notwithstanding any of the foregoing, commissions on percentage rents or such other rent escalations whereby the amount of the escalation is to be determined by a future variable, shall be payable when such percentage rents or other escalations become known.

         Any commission payable to Latter & Blum, Inc. by Lessor or Lessor's agent that is not paid when due shall accrue interest at the maximum rate then allowable by law from date due until paid.


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                    PAYMENT OF COMMISSIONS IF PROPERTY SOLD

28. Lessor agrees that if the property covered by this lease is sold or transferred during the term hereof or during the term of any renewal or extension hereof or during the term of any new lease hereafter entered into, Lessor will either pay any and all unpaid rental commissions to which Latter & Blum, Inc. is entitled as herein provided or will have the purchaser or transferee expressly assume the payment thereof in writing. If the purchaser or transferee does not so assume the payment of all of said unpaid commission, Lessor (a) will, upon the sale or transfer of said property, pay to Latter & Blum, Inc, a commission of 6% of the rents payable during the remaining term of this lease or any renewal, extension, or expansion thereof or any such new lease, as the case may be, and (b) will, upon execution of any renewal, extension or expansion of this lease subsequent to said sale or transfer, pay to Latter & Blum, Inc. a, commission of 6% of the rents payable under such extension, renewal or expansion and (c) will, upon execution of any new lease with Lessee, or any sublessee, nominee or assignee thereof, subsequent to said sale or transfer, covering the leased premises or any part thereof, pay to Latter & Blum, Inc. a commission of 6% of the rents payable under such new lease; provided that as to (a), (b), and (c), the commission on any percentage rents or such other rent escalations whereby the amount of the escalation is to be determined by a future variable, shall be payable when such percentage rents or other escalations become known.

   COMMISSION ON SALE OF LEASED PREMISES TO LESSEE, OR SUBLESSEE OR ASSIGNEE

29. If the leased premises or any larger property to which the leased premises form a part is sold to the Lessee hereunder (or any nominee, sublessee or assignee thereof), during the term of this lease, or during any renewals or extensions thereof, or within one (1) year after the expiration of this lease or any renewal, Lessor shall promptly upon such sale pay to Latter & Blum, Inc. a commission of 6% of the sale price. Latter & Blum, Inc. shall receive such commission in full and there shall be no participation with regard thereto with any other real estate agent or broker. The provisions of this paragraph shall also apply to any exchange of properties, in which case the commission shall be 6% of the market value of said property at the time of the Act of Sale.

                           RELEASE OF LESSOR ON SALE

30. Upon a sale or transfer of the leased premises, by Lessor or a subsequent purchaser or transferor thereof, the purchaser or transferee by virtue of such sale or transfer shall be bound for the performance of all of Lessor's agreements and obligations under this lease, and the vendor or transferor shall thereupon be released from any and all liability thereafter arising under this lease, except that the Lessor's or subsequent transferor's obligations with respect to commissions shall be as stipulated in Paragraph 28 herein.

                                  LATE CHARGES

31.      If Lessee fails to pay any rental payment due hereunder within five
(5) working days of when same is due and payable, then Lessee shall also owe to Lessor, as a late charge in addition to the amount due, six (6%) percent of the amount due. Acceptance of such late fee by Lessor shall not be construed as a waiver of Lessor's right to enforce any other remedies with respect to any other provisions of this lease.

                              PAST DUE COMMISSIONS

32. With respect to the commission payable by Lessor to Latter & Blum, Inc. in connection with and as provided in this lease, Lessor does hereby make the following stipulations, agreements and provisions for the benefit of Latter & Blum, Inc., which shall not be dissolved, revoked or amended without the prior written consent of Lessor, Lessee and Latter & Blum, Inc. in the event that Lessor, its successors or assigns shall at any time fall to pay the said commission to Latter & Blum, Inc. within thirty (30) days after the date when the said commission shall become due, then Latter & Blum, Inc. may give written notice of such default to both Lessor and Lessee, by certified mail, return receipt requested, at the address of said parties set forth in this lease, or at such other address as shall from time to time be furnished to Latter & Blum, Inc. by Lessor or Lessee. If the said default shall not be cured and the said commission paid to Latter & Blum, Inc. within fifteen (15) days after the date of such written notice, then upon the further written demand of Latter & Blum, Inc. to Lessee, Lessor and Lessee promise and agree that when the next monthly rent installment thereafter is due hereunder, Lessee shall pay the same to Latter & Blum, Inc. and Lessee shall continue to pay the subsequent monthly rent installments due hereunder to Latter & Blum, Inc. until such time as the total of all the said rent payments made by Lessee to Latter & Blum, Inc. as aforesaid equals the amount of the unpaid commission then due and owing to Latter & Blum, Inc. under this lease. Lessee shall be entitled to a credit, offset and deduction against the amount of the rent due and payable hereunder to Lessor for the amount of such rent paid by Lessee to Latter & Blum, Inc. as aforesaid. The payment by Lessee to Latter & Blum, Inc. of the said rental amount as aforesaid, shall in no way constitute a default by Lessee under this lease of its obligation to pay rent or otherwise, Lessor and Lessee hereby agree and acknowledge that Latter & Blum, Inc. has manifested its intention to avail itself of the foregoing benefits, stipulations and provisions and that Latter & Blum, Inc. shall be deemed to be a third party beneficiary with respect to the provisions of this paragraph. Lessee expressly acknowledges all of the foregoing stipulations, agreements and provisions and hereby agrees thereto. The provisions of this paragraph shall be binding upon and shall inure to the benefit of the successors and assigns of Lessor and Lessee.

                                ATTORNEY'S FEES

33. Should an attorney be engaged by Lessor to enforce payment of the rent due under this lease or to protect any of the interests of Lessor hereunder, with or without judicial proceedings, Lessee agrees to pay Lessor the reasonable fee of such attorney, which fee is hereby fixed, if the collection of money is involved, at 25% of the amount of such money, such fee in no event to be less than $200.00, and Lessee also agrees to pay all court costs and other expenses incurred by Lessor. In the event that it becomes necessary for Latter & Blum, Inc. to engage




                                   Net Lease of Commercial Property Page 6 of 9
the services of any attorney to protect its rights hereunder, the party at fault shall pay Latter & Blum, Inc. the reasonable fee for such attorney, together with all costs and expenses reasonably incurred by Latter & Blum, Inc. in protecting its rights.

         Should an attorney be engaged by Lessee to protect any of the interests of Lessee hereunder, with or without judicial proceedings, Lessor agrees to pay Lessee the reasonable fee of such attorney, which fee is hereby fixed, if the collection of money is involved, at 25% of the amount of such money, such fee in no event to be less than $200.00, and Lessor also agrees to pay all court costs and other expenses incurred by Lessee. In the event that it becomes necessary for Latter & Blum, Inc. to engage the services of an attorney to protect its rights hereunder, the party at fault shall pay Latter & Blum, Inc. the reasonable fee for such attorney, together with all costs and expenses reasonably incurred by Latter & Blum, Inc. in protecting its rights.

                              ESTOPPEL CERTIFICATE

34. Lessee, shall at any time upon not less than ten (10) days prior written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (a) certifying that this lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification, and certifying that this lease, as so modified, is in full force and effect) and certifying the date to which any rent and other charges, if any, have been paid in advance, and (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed,

         At Lessor's option, Lessee's failure to deliver such statement within such time may be considered by Lessor as a default under this lease, or shall be conclusive upon Lessee (a) that this lease is in full force and effect, without modification except as may be represented by Lessor, (b) that there are no uncured defaults in Lessor's performance, and (c) that not more than one month's rent has been paid in advance.

                                 SUBORDINATION

35. Lessee agrees that Lessee will at any time, upon demand of Lessor, subordinate this lease to the lien of any mortgage or mortgages which Lessor has placed or may hereafter place on the leased Premises, provided that in any such mortgage the mortgagee shall agree, for itself and for each and every subsequent owner or holder of the mortgage and mortgage note and for any receiver or purchaser of the leased premises in the event of foreclosure, that Lessee's peaceable and quiet possession of the leased premises will not be disturbed on account of such mortgage or by reason of anything done or caused to be done thereunder, so long as Lessee pays the rents reserved under this lease and keeps the covenants, agreements and stipulations of this lease on the part of Lessee to be kept.

                                AGENT'S SERVICE

36. Latter & Blum, Inc. has negotiated this lease and in doing so has rendered valuable services, for which reason only it is made a party hereto in order to enable it to enforce its commission rights hereinabove set forth.

                                ENTIRE AGREEMENT

37. The whole agreement between the parties hereto is set forth in this instrument and they shall not be bound by any agreements, conditions, understandings or representations unless expressly stipulated and set forth herein or in any amendments hereto. Except as may otherwise be provided herein, no subsequent alteration, amendment, change or addition to this lease shall be binding upon the parties hereto unless reduced to writing and signed by them.

                      TYPEWRITTEN AND HANDWRITTEN PORTIONS

38. If there is any conflict between the printed portions and the typewritten or handwritten portions of this lease, the typewritten or handwritten portions shall prevail.

                          SERVITUDES AND RESTRICTIONS

39. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and which will not interrupt the business operation of Lessee. Lessor will be responsible to cause the recordation of servitudes and restrictions, so long as such easements, rights dedications, servitudes and restrictions do not interfere with the use of the Premises by Lessee.

         Lessee shall have the right of approval for any such easements, rights and dedications that Lessor deems necessary and desirable, and which approval will not be unreasonably withheld.

                               WAIVER OF COVENANT

40. Failure of Lessor to require strict performance by Lessee of any of the covenants, provisions or conditions of this lease, on one or more occasions, shall not constitute a wavier by Lessor of the right thereafter to require strict compliance with said covenants, provisions and conditions.



                                   Net Lease of Commercial Property Page 7 of 9

                              SHORT FORM OF LEASE

41. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this lease for recording purposes. Latter & Blum, Inc. shall not be obligated to record this lease.

                             SUCCESSORS AND ASSIGNS

42. All of the provisions contained herein shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, assigns and nominees.

                               NO DISCRIMINATION

43. Lessor promises, and it is a condition to the continuance of this lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, religion, national origin or marital status in the leasing, subleasing, transferring, occupancy, tenure or use of the property or any portion thereof.

                                 APPLICABLE LAW

44. This lease shall be deemed to be a contract made under the laws of the State of Louisiana and shall be construed in accordance with and governed by the laws of the State of Louisiana and ordinances of the municipality and parish where the leased premises are situated and the rules and regulations of their duly constituted authorities.

                        CORPORATE OR PARTNERSHIP LESSEE

45. If Lessee is a corporation, each person signing this lease on behalf of Lessee represents and warrants that he has full authority to do so and that this lease binds the corporation. Within thirty (30) days after this lease is signed, Lessee shall deliver to Lessor a certified copy of a resolution of Lessee's Board of Directors authorizing the execution of this lease or other evidence of such authority reasonably acceptable to Lessor. If Lessee is a partnership, each person signing this lease for Lessee represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this lease binds the partnership and all general partners of the partnership. Lessee shall give written notice to Lessor of any general partners withdrawal or addition. Within thirty (30) days after this lease is signed, Lessee shall deliver to Lessor a copy of Lessee's recorded statement of partnership or certificate of limited partnership.

                           LESSEE RIGHT OF EXTENSION

46. Provided rent is paid and current, the Lessee shall be allowed to extend the lease for an additional five (5) year term commencing January 15, 2003 if Lessee notifies Lessor and Lessor's agent in writing of the Lessee's intent to extend the leases ninety (90) days prior to the expiration of this lease. The base monthly rent shall be increased in accordance to the CPI increase from January 15, 1998 to commencement of extension date.

         The Lessee shall be allowed an additional lease extension of five (5) years commencing January 15, 2008 provided Lessee is not in default and rent is paid and current at time of extension. Lessee must notify Lessor and Lessor's agent in writing prior to ninety (90) days of then current lease term expiration date. Rent shall be based on increase of CPI from January 15, 2003 to commencement of lease extension January 15, 2008.

                                 DUE DILIGENCE

47. This lease is subject to the "permit status" letter dated December 12, 1997, from Donald A. Barnes of Barnes Engineering Company to Alan L. Moore of Red Fox Companies of New Orleans. Copy of letter is attached and made part of this lease.

         Lessee, at Lessee's cost and expense, shall have Environmental Phase I assessment conducted on leased site within sixty (60) days from commencement of lease and shall be satisfied with the report thereto, as part of due diligence.

                             LESSEE RIGHT TO CANCEL

48. This lease may be cancelled by Lessee if Lessee is not allowed to conduct Lessee's business as intended by U.S. Army (CORP) of Engineers or other governmental agencies and which cause of action by governmental agencies cannot be reversed or corrected by Lessor.

                               RIGHT TO PURCHASE

49. Lessee shall be given the exclusive right to purchase the leased property at any time during the first 30 months of the five (5) year lease term for $530,000 cash payable to Lessor/Vendor. Sale shall be made subject to lease with Sprint Spectrum, L.C. and shall include land leased to Sprint Spectrum, L.C.


                           COMMISSION -- SALE TO LESSEE




                                   Net Lease of Commercial Property Page 8 of 9

                                                                    [ILLEGIBLE]

                                        /s/ [ILLEGIBLE]
                                        --------------------------------------
                                        Lessor: Delta Terminal Incorporated


Latter & Blum, Inc. hereby agrees to and accepts the commission provisions contained in the foregoing agreement, this _________________________________.
                                                        Date



                                        LATTER & BLUM, INC.

                                        By:
                                           ------------------------------------
                                                         Manager


                       IN SOLIDO OBLIGATION AND GUARANTY

         For value received and to induce the lessor and lessors (hereinafter referred to as "Lessor") to enter into the foregoing lease, the undersigned hereby makes himself or itself a party to said lease and binds himself or itself in solido with the lessee or lessees under said lease (hereinafter referred to as "Lessee") for the faithful performance and fulfillment by Lessee of all of Lessee's agreements and obligations contained in said lease and guarantees to Lessor and Lessor's heirs, executors, administrators, successors and assigns, the punctual payment of all rents due under said lease and the performance of all other agreements and obligations of Lessee contained in said lease; the undersigned consenting to extensions of payment of rent by Lessor and other indulgences by Lessor to Lessee and amendments and modifications entered into between Lessor and Lessee regarding said lease, and waiving any and all requirements of notice of demand, nonpayment, non-performance, or dishonor and all other requirements of law.


Dated ____________________, 19__.
                                        ----------------------------------------
                                        In Solido Obligor and Guarantor

















                                   Net Lease of Commercial Property Page 9 of 9

                                   ADDENDUM I

                     REAL ESTATE COMMISSION LEASE AND SALE


This lease agreement between Delta Terminal Incorporated, As Lessor, and Red Fox Companies, of New Iberia, Inc., a division of Transcoastal Marine Services, Inc. as Lessee, is hereby amended regarding paragraphs 27, 28, 29, 32 and 50 to reference that the Lessee/Vendee shell be responsible to pay any and all real estate commissions to Latter & Blum, Inc./Realtors as referenced thereto.

Lessor:                                  Lessee:
Delta Terminal Incorporated              Red Fox Companies of New Iberia, Inc.
                                         a Division of
                                         Transcoastal Marina Services, Inc.


  /s/ [ILLEGIBLE]                          /s/ [ILLEGIBLE]
------------------------------------     -------------------------------------

Date:     1-16-98                        Date:      1-16-98
      ------------------------------           -------------------------------